                                                                   EXHIBIT 10.8

                          POSITRON EMISSION TOMOGRAPHY
                            MOBILE SERVICES AGREEMENT


This Agreement is entered into by MOBILE P.E.T SYSTEMS, INC., a Delaware Corporation ("MOBILE PET"), with its principal place of business at 2240 Shelter Island Drive, San Diego, California, 92106, and the following party:


                             -------------------
                               ---------------
                               ---------------

("CLIENT"), with both MOBILE PET and Client collectively referred to as the "PARTIES."

                                  RECITALS

MOBILE PET desires to provide Mobile Positron Emission Tomography to Client and Client desires to contract with MOBILE PET to utilize the Mobile Positron Emission Tomography ("PET") System(s).

By this Agreement, MOBILE PET is only providing the use of a mobile PET imaging unit and other services described in this Agreement. The technical personnel necessary to operate such equipment shall be under the supervision of attending physicians, and other services hereinafter described.

NOW, THEREFORE, in consideration for the mutual promises and convenants contained herein, and for other good and valuable consideration, the Parties agree as follows:

                                    ARTICLE I
                                   WARRANTIES

A. MOBILE PET will be the operator of a mobile PET system imaging unit (the "UNIT,") and provide the services described in Article II.

B. Client desires to use MOBILE PET's imaging services and has those physicians or medical specialists who are, or will become at the time services are rendered by MOBILE PET, qualified to medically interpret and report on PET imaging data.

C. Client has or will obtain all documents, approvals, licenses, and certifications required for it to use the services provided by MOBILE PET.

D. MOBILE PET has been duly incorporated and is validly existing as a corporation in good standing under Delaware law and qualified as a foreign corporation where required.

E. Client is a validly existing entity entitled to do business in _________ and where required, or is properly licensed to conduct business in __________ and where required.

                                   ARTICLE II
                         SERVICES PROVIDED BY MOBILE PET

A. MOBILE PET will provide Client with PET imaging services on the following terms and conditions:

         1. UNIT DESCRIPTION. The Services shall include the use of the Unit (a CTI/Siemens ECAT PET system) housed in a mobile coach environment (collectively the "EQUIPMENT"), as further set forth in SCHEDULE "A" attached to this Agreement. MOBILE PET reserves the right to modify final specifications or accept modifications imposed by the Equipment or the Coach Manufacturer. Any such modification to the Unit or Equipment shall not affect the obligations of the Parties under this Agreement.

         2. MINIMUM AVAILABLE IMAGING TIME. After the Commencement Date, defined below, MOBILE PET shall be available to provide services to Client pursuant to the specific terms of this Agreement.

         3. ADDITIONAL IMAGING TIME. MOBILE PET shall use its reasonable best efforts to provide additional imaging time as required by Client.

         4. STAFFING. MOBILE PET shall provide, at its sole cost and expense, one (1) trained PET technologist who will operate the Unit. The number of technologists utilized shall be based on volume of activity. If MOBILE PET, at its sole discretion, extends the operating hours of the Unit to provide additional imaging time, the staffing shall be increased accordingly. The Unit will operate for a minimum of eight (8) hours per contracted day, plus set-up time for the Unit. MOBILE PET will train Clients qualified nuclear medicine technologist to operate the Unit as is reasonable to do so without interrupting daily PET exam schedules.

         5. TRAINING. MOBILE PET shall provide initial training to Client's physicians in the use of the Unit at a location to be determined by MOBILE PET with Client's approval, which shall not be unreasonably withheld or delayed. Client (or the attending trainees) shall pay all costs for attending the training and any additional training, including travel costs, lodging and meals.

         6. PATIENT LOG. MOBILE PET shall maintain a daily log of all patients who receive PET scans while the Unit is stationed at Client's site. This log shall be available for inspection by a duly authorized representative(s) of Client on reasonable notice to MOBILE PET during normal working hours of the Unit at Client's site. All patient logs will be maintained for a period of ninety (90) days on the mobile Unit. After the initial ninety (90) days, all records will be stored and notice for the request for records shall be served at MOBILE PET's principal office.

         7. POLICY AND PROCEDURES. MOBILE PET and Client shall mutually agree upon and maintain a Policy and Procedures Manual on the premises of the Unit and shall incorporate specific Client procedures, including "Code Blue" and "Code Red" situations, Disaster Drill Triage Exercises, and all other emergency procedures as may arise during the course and scope of Client's services to third-party patients.

         8. SERVICE SCHEDULE. MOBILE PET shall provide Client with PET equipment and technologist as indicated in SCHEDULE "A" attached hereto. If either Party desires to change the schedule, it shall provide the other party with fourteen (14) days' written notice. If the Unit is inoperable on a scheduled day of service to Client, MOBILE PET will use best efforts to arrange a make-up day as required.

         9. VALUE ADDED CUSTOMER SUPPORT PROGRAM. MOBILE PET shall provide the following support services to assist Client in developing a comprehensive PET program at NO ADDITIONAL COST to Client:

                  a.   STRATEGIC MARKETING PROGRAM

                       1. Seminar by expert PET Radiologist to educate Clients
                          physicians on the benefits and indications of PET.

                       2. "Announcement of Service" letter to medical staff from radiology and administration departments, reinforcing the availability of PET service.

                       3. Mass mailing of marketing materials to all area physicians on a quarterly basis for the first year of service.

                       4. Provide "PET Patient Information Brochure" that will answer many of the questions that patients ask when scheduling PET exams


                  b. LICENSING AND PROTOCOL ASSISTANCE FOR HANDLING RADIOPHARMACEUTICALS.

                  c. CONVENIENT AND TIMELY ACCESS TO RADIOPHARMACEUTICALS THROUGH MOBILE PET'S GROUP PURCHASING AGREEMENT.

                  d. TRAINING OF CLIENT'S BUSINESS OFFICE PERSONNEL IN PET BILLING METHODOLOGY, CPT CODES, REIMBURSEMENT DATA AND COLLECTION PROCEDURES.

                                   ARTICLE III
                               SERVICES BY CLIENT

Client shall provide, at no cost or expense to MOBILE PET, the following services, supplies, and facilities for use by MOBILE PET:

A. LOCATION; SITE PREPARATION. Suitable space for the Unit shall be provided by Client, on a site which is under Client's ownership or supervision and control, at which the Unit shall be stationed for imaging purposes. This Site and all modifications to it shall be subject to the written approval of MOBILE PET and the Equipment Manufacturer, and it and the use of the Equipment on it as contemplated by this Agreement shall comply with applicable law. Client will prepare the site according to MOBILE PET's specifications and the terms and conditions of this Agreement. MOBILE PET is not required to provide a Unit at any site which MOBILE PET has not approved in writing. Client shall pay all site preparation costs and complete this preparation before MOBILE PET shall be required or obliged to provide services under this Agreement.

B. POWER. Client shall supply suitable electric service and utility service to operate the Unit. Electric service shall contain a three-phase power source via lead-in cable on one dedicated power line with 60 Hertz and 480 volts of power, located within a 25-foot radius of the Equipment's imaging location.

C. TELEPHONE. The use of a telephone extension to permit personnel in the Equipment to make and receive telephone calls and facilitate the scheduling and movement of patients.

D. MEDICAL SUPPLIES. All necessary medical supplies as may from time to time be, required to operate and utilize the Unit. Client will also supply film and processing services.

E. MEDICAL SERVICES AND EMERGENCY CARE. Client shall provide the services of all physicians, medical technologists and other personnel who are to assist and care for Client's third-party patients. All such personnel and medical staff shall be present when any third party patient is located in or near the Equipment. Client shall provide all medical supplies, facilities, personnel and physicians necessary to provide patients with any required emergency care, including oxygen, aspirator(s) and defrilbrillator(s) when deemed necessary.

F. LICENSING . Client shall provide copies of its contracted facilities RADIO ACTIVE MATERIALS license and copies of physician(s) Nuclear Medicine certification and any other pertinent information as may be required by ________ or other health care regulating authorities.

                                   ARTICLE IV
                        FEES PAID BY CLIENT TO MOBILE PET

A. FEES. The fees shall be paid in accordance with the terms and conditions of this Agreement and as specified in SCHEDULE "C", attached hereto.

B. FEE INCREASE. Basic charges shall remain as listed in the attached Schedule(s) for the term of this Agreement, except for increases in the cost of consumables or maintenance costs for the Unit. MOBILE PET shall give Client one hundred and eighty (180) days' written notice of such inflationary increases in charges.

C. BILLING AND PAYMENT TERMS. Client shall be billed monthly for PET services and payment will be due within sixty (60) days after the month in which the PET service was provided. Additional usage fees, consumables and adjustments will be included on the monthly invoices as incurred. Client shall pay MOBILE PET all fees when due. For accounts not paid per above terms, Client shall pay a finance charge of one and one-half percent (1.5%) per month on all balances outstanding over five
         (5) days from the due date. Such finance charge shall be increased if the Prime Rate, as stated in the WALL STREET JOURNAL, exceeds sixteen percent (16%). MOBILE PET's right to collect fees properly invoiced to Client shall not be subject to any right of set off, subrogation, counter-claim or other action.

                                    ARTICLE V
                          TERM, RENEWAL AND TERMINATION

A. TERM. The initial term of this Agreement is five (5) years from the Commencement Date.

B. SERVICE COMMENCEMENT. MOBILE PET anticipates the beginning of its services to Client within thirty (30) days after Agreement completion ("COMMENCEMENT DATE") If MOBILE PET is unable to begin service as of the Commencement Date, Client's obligation to pay any fees, and MOBILE PET's obligation to provide services, shall be suspended until the Unit or a comparable alternative system is delivered. This Agreement shall remain in full force and effect during this period of suspension.

C. RENEWAL. This Agreement shall be automatically renewed unless either Party shall, not less than ninety (90) days before the expiration of the term, by registered or certified mail, return receipt requested, notify the other of its intentions not to renew this Agreement.

D.       TERMINATION.

         1. Client shall have cause for termination of this Agreement for any of the following reasons:

               (a) If MOBILE PET defaults in the performance of any material covenant or provision of this Agreement and such default shall continue for a period of sixty
                           (60) days after written notice by certified mail, return receipt requested, to MOBILE PET from Client stating the specific default.

               (b) If PET patient referral base does not provide Client with an economic justification to continue this Agreement, with a one hundred and eighty- (180) day written notice.

               (c) If Client elects to install a fixed site PET system, Client may terminate this Agreement on not less than one hundred and eighty (180) days prior written notice to MOBILE PET, delivered to MOBILE PET by registered or certified mail, return receipt requested. In addition to the foregoing and as a condition to Client's right to terminate this Agreement pursuant to the preceding sentence, Client shall notify MOBILE PET in writing within thirty (30) days after Client makes election to install a fixed site PET system. MOBILE PET shall have a right of first refusal (for 30 days after receipt of written notice from Client) for any joint venture or other collaborative arrangement for a fixed site PET system that Client wishes to enter.

               (d) If MOBILE PET applies for or consent to the appointment of a receiver, trustee or liquidation of all or substantially all its assets, files a voluntary petition in bankruptcy, or is unable to pay its debts as they come due or make a general assignment for the benefit of creditors to take advantage of any insolvency law, or if an order, judgment, or decree shall be entered by a court of competent jurisdiction on the application of a creditor, adjudicating MOBILE PET as bankrupt or insolvent or approving a petition seeking reorganization of MOBILE PET or appointing a receiver, trustee or liquidation of all or a substantially all MOBILE PET's assets.

         2. MOBILE PET shall have cause for termination of this Agreement for any of the following reasons:

               (a) If Client shall default in the performance of any material covenant or provision of this Agreement and such default shall continue for a period of sixty
                            (60) days after written notice by certified mail, return receipt requested, to Client from MOBILE PET stating the specific default.

               (b) If Client shall apply for or consent to the appointment of a receiver, trustee or liquidation of all or substantially all its assets, file a voluntary petition in bankruptcy, or be unable to pay its debts as they come due or make a general assignment for the benefit of creditors to take advantage of any insolvency law, or if an order, judgment, or decree shall be entered by a court of competent jurisdiction on the application of a creditor, adjudicating

                            Client as bankrupt or insolvent or approving a petition seeking reorganization of Client or appointing a receiver, trustee or liquidation of all or a substantially all Client's assets.

               (c) If Client shall fail to make any payment to MOBILE PET when due and does not make such payment within ten (10) days after receiving written notice of such failure from MOBILE PET.

                                   ARTICLE VI
                               GENERAL PROVISIONS

A. MAINTENANCE AND OPERATIONS. MOBILE PET shall, at its sole cost and expense, be responsible for the maintenance and operation of the Unit pursuant to the Manufacturer's recommendations and service contract.

B. PRACTICE OF MEDICINE. Neither MOBILE PET, nor any of its personnel, shall practice medicine or offer medical advice and/or opinions.

C. MOBILE PET INSURANCE. MOBILE PET shall, at its sole cost and expense, maintain during the term of the Contract such fire, theft, general liability and extended insurance coverage with respect to the operation of the Unit as MOBILE PET deems appropriate or as required by the Equipment Lender and shall comply with state and local regulatory requirements. MOBILE PET will provide proof of insurance to Client before commencement of operations.

D. CLIENT INSURANCE. Client represents and warrants that at all times during the term of this Agreement, as it may continued from time to time, Client shall maintain or cause to be maintained suitable general and professional liability insurance coverage with respect to Client's activities. All Client insurance shall name MOBILE PET as an additional insured and shall provide MOBILE PET with thirty (30) days' written notice before cancellation. Furthermore:

         1. GENERAL LIABILITY. Client shall, at its own cost and expense, during the term of this Agreement, maintain general public liability insurance against loss arising by way of example and not by way of limitation, bodily injury, death or damage to property of others, insurance protection to the limit of not less than One Million Dollars ($1,000,000.00) per occurrence combined single limit or such greater amount as MOBILE PET shall reasonably deem necessary and shall, as consistent with industry practice, subject to the deductible or self-insurance provisions which in the aggregate do not exceed Twenty-Five Thousand ($25,000.00).

         2. PROFESSIONAL LIABILITY. The clinicians who interpret and report on the PET scans and supervise the technicians, and any other physician who performs any medical services on a patient while on board the Unit shall, at all times during the term of this Agreement, as extended from time to time, maintain suitable professional liability insurance with respect to their activities. Physician shall provide MOBILE PET with a copy of certification of insurance that evidences this coverage.

E. AVAILABILITY OF UNIT. MOBILE PET warrants that the Unit will be available for a minimum of eight (8) hours of diagnostic time per contracted day, not including set-up time for the Unit. MOBILE PET will make every reasonable effort to ensure that all equipment maintenance occurs during non-contracted hours.

F. PERSONNEL. MOBILE PET will provide the PET technologists and other personnel reasonable necessary to set-up and operate the Unit for the purposes as specified in this Agreement. If Client is dissatisfied with any of MOBILE PET on-site personnel, Client shall promptly notify MOBILE PET in writing, setting forth the specific basis for Client's dissatisfaction. On receipt of such notification, MOBILE PET will promptly review the situation and take such action as MOBILE PET shall reasonably determine to be necessary to remedy the difficulty; provided, however, MOBILE PET at all times retains sole authority to employ, terminate or discipline its personnel.

G. IMAGING QUALITY. MOBILE PET warrants that the Unit's imaging performance during the term of this Agreement will meet or exceed the performance as accepted by Client at the time of Service Commencement.

H. INDEMNIFICATION AND HOLD HARMLESS. Each Party shall hold the other harmless for the Party's acts, errors or omissions and those of their respective agents, employees and/or guests, against all claims, liabilities, damages, losses, fees (including attorneys' fees), costs, and litigation arising from the representations by or conduct of one party to the other.

I. FORCE MAJEURE. MOBILE PET's failure to perform under this Agreement will be excused because of any delay or prevention, directly or indirectly, caused by any condition beyond MOBILE PET's control, including: fires; floods; earthquakes; snow; disasters; other acts of God; accidents; riots; wars; operation of law; strikes; governmental action or regulation; shortage of labor, fuel, power, materials, supplies or transportation; or supplier delay.

J. EXCLUSIVITY. Throughout the term of this Agreement, all PET services performed on Client's site shall be performed exclusively by MOBILE PET. If Client utilizes other PET services in violation of Article VI, Section J., MOBILE PET shall be reimbursed by Client for each PET study performed by such third party PET service in accordance with the terms and set forth in exhibit C.

K. RIGHT OF FIRST REFUSAL. If Client identifies an opportunity to develop a fixed site PET system installation at one of its site locations, MOBILE PET shall have the right to participate as part owner in said opportunity, at its sole discretion

L. CONFIDENTIALITY. All information regarding MOBILE PET's customer support programs, contract terms and conditions shall be considered confidential and is intended only for those individuals within Clients organization who are authorized to access it for purposes economic and clinical evaluation of the Agreement.

M. NON-SOLICITATION OF MOBILE PET'S EMPLOYEES. Client shall not attempt to hire away, employ or in any other manner retain the services of MOBILE PET's employees in any capacity whatsoever without the prior written consent of MOBILE PET.

N. AUTHORIZATION. This Agreement has been duly authorized, executed, and/or delivered by and on behalf of the Parties.

O. NOTICES. Except as otherwise provided in this Agreement, any notice or other communication required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given or served for all purposes if delivered personally, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Parties as follows:

                  To MOBILE PET:    MOBILE PET SYSTEMS, INC.
                                    2240 Shelter Island Drive, Suite 205
                                    San Diego, California 92106

                                    With copy to:
                                        Evan Mead Stone, Esq.
                                        Kolodny & Pressman, A.P.C.
                                        11975 El Camino Real, Suite 201
                                        San Diego, CA 92130

                   To Client:       _______________________
                                    _________________
                                    _________________


P. VENUE AND CHOICE OF LAW. This Agreement shall be governed and interpreted under California law. The venue for any and all disputes arising under this Agreement shall be the County of San Diego.

Q. ASSIGNMENT. This Agreement may not be assigned by Client to any third party without MOBILE PET's express written consent, which may be withheld in its sole discretion. If such consent is given, MOBILE PET may require reimbursement for reasonable costs associated with such an assignment.

R. ACCESS TO BOOKS AND RECORDS. MOBILE PET shall make this Agreement and its books, documents, and records available to the Secretary of Health and Human Services, to the Comptroller General, or to their duly authorized representatives to the extent required by Section 952 of the Omnibus Budget Reconciliation Act of 1980.

S. VALIDITY AND BINDING, COMPLETE AGREEMENT. The validity and enforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision herein. This Agreement sets forth the entire understanding of the Parties and supersedes all prior or contemporaneous oral or written agreements, understandings, arrangements, negotiations or communications between the Parties. This Agreement shall be binding on and inure to the benefit of the Parties' successors, heirs, and assignees.

T. AMENDMENTS. This Agreement shall not be modified or amended except on the written agreement of the Parties.

U. ATTORNEYS' FEES AND COSTS. If it is necessary to enforce or interpret the terms and conditions of this Agreement, the prevailing party to any judicial proceeding or arbitration shall be entitled to all attorneys' fees, costs of suit, and expenses therein, in addition to any other relief to which such party is entitled.

V. INTERPRETATION. As the context requires, any gender includes all others, the singular number includes the plural, and vice-versa. Captions are inserted for convenience of reference and do not describe or limit the scope or intent of this Agreement. Any recitals above, and any exhibits or schedules referred to and/or attached hereto, are incorporated by reference into this Agreement. "PERSON" includes any legal entity. "INCLUDING" means including without limitation. No inference, assumption or presumption shall be drawn if a party or a party's attorney prepared and/or drafted this Agreement; it shall be conclusively presumed that the parties participated equally in its preparation and/or drafting. This Agreement may be executed in counterparts, each of which shall be deemed an original. An executed counterpart of this Agreement transmitted by fax shall be equally as effective as a manually executed counterpart. Each party shall take all reasonable steps, and execute, acknowledge and deliver all further instruments necessary or expedient to implement this Agreement.


We, the undersigned Parties, and each of them, have executed this Agreement and agree to be bound by its terms and conditions.



MOBILE PET:

MOBILE P.E.T. SYSTEMS, INC.
A Delaware Corporation


___________________________________                  Date:_____________________
By:



Client:

______________________________________
_____________________



___________________________________                  Date:_____________________
By:


SCHEDULES:
         "A":   The Equipment & Service Schedule
         "B":   Patient Information/Authorization Sheet
         "C":   Compensation

                                   SCHEDULE A


1.   SYSTEM DESCRIPTION

     The ECAT-Registered Trademark- EXACT-TM- is a whole-body positron emission tomography system providing volume measurements of metabolic and physiologic processes.

     The system includes the ECAT EXACT tomograph, an integrated workstation, 3D Advanced Computational System (ACS II), and the patient handling system. The tomograph field of view is 16.2 cm (6.38 in.) with 47 image planes.

     Simultaneous acquisition, image reconstruction, processing, and data analysis can be performed to generate high patient throughput and prompt results.


2.   DETECTOR ASSEMBLY

     Detector Material                               Bismuth Germanate
     Crystal Dimension                               6.75mm x 6.75mm x 20mm deep (0.27in. x 0.27in. x 0.79in)
     Crystal per Detector Block                      64
     Photomultiplier Tubes                           4 per block
     Detector Ring Diameter                          824mm (32.4 in.)
     Number of Detector Rings                        24
     Total Number of Detectors                       9,216
     Axial Field of Vision                           162mm (6.38 in.)
     Number of Contiguous Image Planes               47
     Plane Spacing                                   3.375mm (0.133 in.)

3.   DATA ACQUISITION/PROCESSING

     Coincidence Time Resolution                     -6 nsec
     Coincidence Window                              12 nsec (prompt and delayed window)
     Acquisition Modes                               Static, Dynamic and Gated (option)
     Reconstruction Time 128 x 128 Matrix            2D       less than2 min/frame (47 slices)*
                                                     3D       less than7 min/frame (47 slices)**
                                                     4D       less than10 min/frame (47 slices)***
     Reconstruction Filters                          Shepp-Logan, Hanning, Hamming, Parzen, Ramp,
                                                     Butterworth

     * INCLUDES CORRECTIONS FOR NORMALIZATION, DEADTIME, ATTENUATION, SCATTER AND DECAY.
     ** USING PROMIS RECONSTRUCTION AND INCLUDING CORRECTIONS FOR NORMALIZATION,
         DEADTIME, ATTENUATION, AND DECAY.
     *** INCLUDES 3D MODEL-BASED SCATTER CORRECTION.

4.   PERFORMANCE SPECIFICATION

     The following represent average performance values measured in accordance with NEMA Standards Publication Nu-2 1994, PERFORMANCE MEASUREMENTS OF POSITRON EMISSION TOMOGRAPHS. Acceptance specifications may vary.

         PARAMETER                                    2D                         3D
         ---------                                    --                         --

      Transaxial Resolution
         FWHM at 1 cm                                6.0 mm                     6.0 mm
         FWHM at 10 cm                               6.7 mm                     6.7 mm


      Axial Resolution
         FWHM at 0 cm                                4.5 mm                     4.6 mm
         FWHM at 10 cm                               5.9 mm                     6.5 mm

      Sensitivity @ 350 keV                180 kcps/muCi/cc           780 kcps/muCi/cc


         UNIFORMITY                            LESS THAN 10%                  LESS THAN 10%
         ----------                            -------------                  -------------

      County Rate Correction        plus or minus5% up to 3.0muCi/cc      plus or minus5% up to 0.5muCi/cc
                                            (111 kBq/cc)                     (18.5 kBq/cc)

Schedule A
Page Two(2)


5.   GANTRY/PATIENT BED

     Patient Port Diameter          562 mm (22.1in.)
     Patient Couch                  Patient bed with full-body horizontal scan
                                    range of 195 cm (76.8in.) and vertical
                                    travel from 57 mm (22in.) to 93 cm
                                    (37in.).  Low attenuation head holder.
                                    Maximum patient 158 kg (350lb.).

     Patient Alignment              Nine laser lines
                                    define field of view for
                                    precise patient
                                    positioning.

     Transmission Source            Three retractable, self-storing rod sources.

     Septa Motorized retractable septa enabling 2D or 3D acquisition.

     Gantry Cooling                 Chilled water for maximum detector stability
                                    and quiet patient environment.

6.   DATA MANAGEMENT

     Data Storage                           2.0 Gbyte acquisition disk and DAT
                                            drive for archiving sinogram data.
     Acquisition Processor                  3D ACS II with SPARC-Registered Trademark- CPU,
                                            four 80 MFLOP array processors and 64 Mbyte
                                            real-time sorter memory.
     Operator's Console                     Integrated workstation with 1.0 Gbyte internal disk.
     Communications                         Ethernet with TCP/IP protocols.
     Video Display                          41 cm (16in.) 1152 x 900-pixel color display.
     Patient Data Storage                   2.6 Gbyte erasable optical disk.
     Laser Printer                          Black and white, 600 dpi.

7.   ELECTRICAL REQUIREMENTS

     Electrical Service                     480 VAC//3 Phase//85KVA fused at 100 Amps
     Electrical Customer Receptacle         Russell Stoll #DF2504FRAB
     Configuration                          Three phase, 5 wire, 3 phases, neutral & 1 ground.
     Frequency                              60 Hz

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

                                                    SCHEDULE B
                                                PATIENT INFORMATION

----------------------------------------------------------------------------------------------------------------------

Patient Name  _____________________________ Appointment Date ____________        Time: _________A.M.  P.M.
Age: _________  DOB: ____________  M _____  F _____  Height _______  Weight _______  Dexterity:  Left ____  Right ____
Referring Physician(s): ______________________________________________________________________________________________
Insurance Carrier: __________________________        Policy ID#: _____________________________________________________

                                                   CLINICAL DATA
List Previous Operations:
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________

Have you had Radiation Therapy?  ______Yes  ______No
         If Yes, please describe:
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________

Have you had Chemotherapy?  ______Yes       ______No
         If Yes, please describe:
/X/      ______________________________________  Date: ___________  Drug: ____________________________________________
/X/      ______________________________________  Date: ___________  Drug: ____________________________________________

Are you Diabetic:  ______Yes        ______No
         If Yes, please describe Insulin therapy:
/X/      Date: ___________  Drug: ____________________________________________________________________________________
/X/      Date: ___________  Drug: ____________________________________________________________________________________

Have you had Vaccine Therapy: ______Yes     ______No
         If yes, please describe:
/X/      Date: ___________                  Injection Site: __________________________________________________________
/X/      Date: ___________                  Injection Site: __________________________________________________________
     Date of last Vaccination: _______________________________________________________________________________________

Do you have:
     Colostomys?  ______Yes         ______No  If yes, describe location: _____________________________________________
     Ileostomy?   ______Yes         ______No  If yes, describe location: _____________________________________________
     Indwelling/External Catheters?           ______Yes         ______No
     Drains/Open Wounds?   ______Yes          ______No
     Present Infections?   ______Yes          ______No   If yes, describe: ___________________________________________
     Artificial joints or implants? ______Yes            ______No   If yes, describe: ________________________________

Have you had any recent injuries?   ______Yes            ______No
     If yes, please describe:
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________
/X/      ______________________________________  Date: ___________  What Body Region? ________________________________

Are you Pregnant? ______Yes         ______No

Have you consumed any liquids or food today?         ______Yes         ______No
     If yes, please describe:
/X/      ______________________________________  Time: _______________________________________________________________
/X/      ______________________________________  Time: _______________________________________________________________

Have you used any chewing gum today?                 ______Yes         ______No

I do hereby testify that the foregoing information is true and accurate to the best of my knowledge.

Signed:  ________________________________________    Date: ___________________________________________________________

Witness: ________________________________________    Date: ___________________________________________________________

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

                                  SCHEDULE C
                                (CONFIDENTIAL)

                           SCHEDULED SERVICE DAYS:

                           ONE day per WEEK


         FEES:             FEE FOR SERVICE SCHEDULE

                           First Four (4) PET Exams per day of service --- $_______ per Exam
                           Next Four (4) PET Exams per day of service --- $_______ per Exam
                           Additional PET Exams per day of service --------- $______ per Exam

                           A minimum of four (4) exams per day of service is required.

                           ** Minimum per day will be waived for the first _______(___) days that Contract is in effect.

                           Above prices include FDG.


         DEPOSIT:          SECURITY DEPOSIT

                           Client shall provide to MOBILE PET a ____________ security deposit based upon the required number of days



         By:__________________________________     Date:_________________
         For:_________________________________





         By:__________________________________     Date:_________________
         For:  Mobile P.E.T Systems, Inc.

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